Dreyfus
      New York Tax Exempt
      Intermediate
      Bond Fund

      SEMIANNUAL REPORT November 30, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            17   Financial Highlights

                            18   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                               Dreyfus New York
                                                        Tax Exempt Intermediate
                                                                      Bond Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus New York Tax Exempt Intermediate Bond Fund, covering the six-month period from June 1, 2002 through November 30, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Monica Wieboldt.

In an otherwise turbulent year, municipal bonds have provided relatively attractive and stable returns. Indeed, tax-exempt bond prices were boosted further in November when the Federal Reserve Board (the "Fed" ) reduced short-term interest rates by another 0.50 percentage points. As a result, the performance of high-quality municipal bonds to date in 2002 has been substantially better than many other asset classes.

Will highly rated municipal bonds continue to provide higher returns than stocks? While no one can know for sure, many analysts currently believe that the Fed' s next move may be toward higher interest rates, which is likely to put downward pressure on prices of many bonds. History suggests that investing only in fixed-income securities probably won't provide the long-term returns most investors need. Instead, we believe that holding the right mix of stocks, bonds and cash that fits their overall financial circumstances is an important consideration for investors. We suggest you talk regularly with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
December 16, 2002




DISCUSSION OF FUND PERFORMANCE

Monica Wieboldt, Portfolio Manager

How did Dreyfus New York Tax Exempt Intermediate Bond Fund perform relative to its benchmark?

For the six-month period ended November 30, 2002, the fund achieved a total return of 2.80%.(1) The Lehman Brothers 7-Year Municipal Bond Index, the fund's
benchmark,   achieved   a  total  return  of  3.71%  for  the  same  period.(2)
Additionally, the fund is reported in the Lipper New York Intermediate Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in this Lipper category was 2.89%.(3) The fund's benchmark is a broad-based measure of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

The fund and market were primarily influenced by low interest rates, lackluster economic growth and a "flight to quality" among investors. The fund's return trailed its benchmark, which we attribute to our relatively conservative investment posture, including an intensified focus on higher-rated securities and an average duration -- a measure of sensitivity to changing interest rates -- in the neutral range.

What is the fund's investment approach?

The fund' s objective is to seek as high a level of federal, New York state and New York city tax-exempt income as is consistent with the preservation of capital from a portfolio of municipal bonds managed in the intermediate maturity range. In addition, we also seek to manage the fund for a competitive total return.

In   managing   the  fund,   we   attempt   to  add   value  by   selecting
investment-grade, tax-exempt bonds in the maturity ranges that we believe are most likely to provide attractive returns. These bonds comprise the

                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

portfolio's  core  position.  We  augment  the core position with bonds that we
believe   have  the  potential  to  provide  both  current  income  and  capital appreciation.

What other factors influenced the fund's performance?

When the reporting period began, the nation was in the midst of an economic recovery that proved to be far less robust than most investors had expected. Spreading corporate scandals and growing international tensions further aggravated these uncertain economic conditions. As a result, the Federal Reserve Board (the "Fed" ) continued to maintain short-term interest rates at historically low levels for most of 2002. When the economy failed to respond to the Fed's previous measures, it reduced rates another 0.50 percentage points in November. In addition, surging demand from both traditional and non-traditional investors kept downward pressure on municipal bond yields.

At the same time, the disappointing economic recovery contributed to New York's fiscal problems. Like many other states and municipalities, New York state and New York City lost jobs during the 2001 recession and have collected less tax revenue than they originally anticipated. The state and city bridged their fiscal 2003 budget deficits by reducing expenses, raising taxes and borrowing in the tax-exempt bond markets. The resulting increase in new issuance during the reporting period was easily absorbed by the surge in investor demand, however,
keeping    bond    yields    low.

In this environment, the fund's core holdings of income-oriented bonds performed well and helped protect the fund from the full brunt of the market's volatility. In addition, because the difference between yields at the short and long ends of the intermediate-term maturity range generally widened during the reporting period, we focused most new purchases on income-oriented bonds with maturities between 10 and 18 years, which we consider the long end of the intermediate-term range.

We also intensified our emphasis on credit quality, generally avoiding the state
and   city's  unsecured  debt  in  favor  of  bonds  issued  by  counties  an other local entities, including bonds backed by the revenues of water and sewer facilities. We also maintained very little exposure to corporate-backed municipal securities, many of which have suffered in the flagging economy. Instead, whenever we deemed it to be practical, we preferred to purchase securities carrying third-party insurance.(4) Finally, we successfully employed certain yield enhancement strategies to boost the fund's income component in the low interest-rate environment.

What is the fund's current strategy?

We expect the supply of New York bonds to rise in 2003 as the state and city continue to grapple with budget deficits. In addition, because of the absolute low level of rates, we have continued to maintain a relatively defensive posture, emphasizing income-oriented securities that tend to retain more of their value during market declines, but that are apt to lag the averages during market rallies. In addition, we have continued to focus on bonds with maturities toward the long end of the intermediate-term spectrum, but we have generally maintained the fund's neutral average duration to protect against potentially higher interest rates in 2003.

December 16, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW YORK RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. INDEX RETURNS DO NOT REFLECT THE FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

(4) INSURANCE ON INDIVIDUAL BONDS EXTENDS TO THE REPAYMENT OF PRINCIPAL AND THE PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF THE PORTFOLIO SECURITIES OR THE VALUE OF THE FUND'S SHARES.

                                                             The Fund


November 30, 2002 (Unaudited)

STATEMENT OF INVESTMENTS


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--97.6%                                                        Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------
NEW YORK--89.1%

Avon Central School District, Livingston County

   4.50%, 6/15/2016 (Insured; FGIC)                                                             855,000                  859,266

Bath Central School District:

   4.375%, 6/15/2014 (Insured FGIC)                                                             750,000                  758,160

   4.625%, 6/15/2017 (Insured FGIC)                                                             850,000                  855,856

Buffalo:

   5%, 12/1/2012 (Insured; FGIC)                                                              1,800,000                1,942,758

   5.125%, 12/1/2014 (Insured; FGIC)                                                          2,820,000                3,008,461

Cattaraugus County Industrial Development Agency,

  Civic Facility Revenue
    (Saint Bonaventure University Project):

         5%, Series A, 9/15/2009                                                                745,000                  775,619

         5%, Series B, 9/15/2009                                                              1,055,000                1,098,360

         5%, Series A, 9/15/2010                                                                740,000                  764,790

         5%, Series B, 9/15/2010                                                              1,110,000                1,147,185

         5%, Series A, 9/15/2011                                                                825,000                  844,998

         5%, Series B, 9/15/2011                                                              1,160,000                1,188,118

         5%, 9/15/2012                                                                        1,225,000                1,246,670

Cleveland Hill Union Free School District, Erie County

   4%, 10/15/2013 (Insured FGIC)                                                                715,000                  710,302

Dutchess County Industrial Development Agency,

   IDR (IBM Project) 5.45%, 12/1/2029                                                         7,000,000                7,565,040

Erie County Tobacco Asset Securitization Corp.,

  Tobacco Settlement Revenue:

      5.75%, 7/15/2013                                                                        2,410,000                2,556,914

      5.75%, 7/15/2014                                                                        1,250,000                1,317,200

Franklin Solid Waste Management Authority,
   Solid Waste System Revenue

   6%, 6/1/2005 (Prerefunded 6/1/2003)                                                          940,000  (a)             980,495

Hempstead Town Industrial Development Agency, RRR

   (American Refunding Fuel Project) 5%, 12/1/2010                                            4,500,000                4,668,075

Huntington Housing Authority,
   Senior Housing Facility Revenue

   (Gurwin Jewish Senior Residences)
   5.50%, 5/1/2009                                                                            2,385,000                2,357,501

Long Island Power Authority,
   Electric System General Revenue:

      9.60%, 6/1/2009                                                                         5,000,000  (b,c)         6,209,300

      5.125%, 12/1/2016 (Insured; FSA)                                                        3,000,000                3,122,190


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

Margaretville Central School District

   5%, 6/15/2019 (Insured FGIC)                                                               1,000,000                1,019,830

Metropolitan Transportation Authority:

  Dedicated Tax Fund

      5.25%, 11/15/2012 (Insured; FGIC)                                                       5,000,000                5,488,450

      State Service Contract 5.25%, 1/1/2011 (Insured; FGIC)                                  5,000,000                5,484,250

      Transit Revenue:

         5.125%, 7/1/2014 (Insured; FSA)
            (Prerefunded 7/1/2012)                                                            3,820,000  (a)           4,234,776

         5.125%, 7/1/2014 (Insured; FSA)
            (Prerefunded 1/1/2012)                                                            1,830,000  (a)           2,020,009

         5.50%, 11/15/2013 (Insured; AMBAC)                                                   4,220,000                4,771,216

         5.50%, 11/15/2014 (Insured; MBIA)                                                    2,190,000                2,458,801

Nassau County:

   General Improvement
      5.10%, 11/1/2011 (Insured; AMBAC)                                                       3,725,000                4,072,431

   5.75%, 3/1/2013 (Insured; FSA)                                                             4,955,000                5,491,131

Nassau County Health Care Corp.,

   Health System Revenue 6%, 8/1/2012 (Insured; FSA)                                          4,000,000                4,562,320

New York City:

   6.25%, 8/1/2009                                                                            3,070,000                3,283,304

   6.25%, 8/1/2009                                                                              790,000                  873,922

New York City Health and Hospital Corp.,
   Health System Revenue

   5.25%, 2/15/2017                                                                           1,650,000                1,660,692

New York City Housing Authority, Multi-Family Revenue

   5.20%, 7/1/2004 (Insured; AMBAC)                                                           2,275,000                2,362,633

New York City Industrial Development Agency:

  Civic Facility Revenue (College of Aeronautics Project):

      5.10%, 5/1/2008                                                                           500,000                  519,515

      5.25%, 5/1/2010                                                                           555,000                  574,098

      5.30%, 5/1/2011                                                                           585,000                  601,848

   Industrial Development Revenue
      (Field Hotel Associates L.P. JFK Project)

      5.80%, 11/1/2013                                                                        6,275,000                5,215,341

New York City Transit Authority,
   Metropolitan Transportation Authority,

   Triborough Bridge and Tunnel Authority, COP
   5.625%, 1/1/2013 (Insured; AMBAC)                                                          2,675,000                2,953,253

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York City Transitional Finance Authority, Revenue

   8.71%, 5/1/2012                                                                            2,000,000  (b)           2,327,580

   (Future Tax Secured):

      5.25%, 11/15/2013                                                                       3,000,000                3,218,010

      5.375%, 2/15/2014                                                                       6,815,000                7,402,044

      5.75%, 2/15/2014 (Prerefunded 2/15/2010)                                                2,115,000  (a)           2,434,492

      5.75%, 2/15/2014                                                                        2,885,000                3,190,435

      5%, 11/15/2015 (Insured; FGIC)                                                          4,000,000                4,164,960

New York Counties Tobacco Trust,
   Tobacco Settlement Pass Thru Bonds:

      5.75%, 6/1/2013                                                                         1,600,000                1,696,528

      5.875%, 6/1/2014                                                                        1,940,000                2,059,892

New York State:

   5.50%, 8/15/2006                                                                           4,300,000                4,672,595

   5.25%, 7/15/2016                                                                           1,845,000                1,925,534

New York State Dormitory Authority, Revenue:

   5.25%, 5/15/2012                                                                           9,965,000               10,575,755

   (Carmel Richmond Nursing Home)
      5%, 7/1/2015 (LOC; Allied Irish Bank PLC)                                               2,000,000                2,036,960

   (City University):

      5.70%, 7/1/2005                                                                         3,500,000                3,808,875

      5.75%, 7/1/2009 (Insured; FGIC)                                                         8,085,000                9,172,352

      5.75%, 7/1/2016 (Insured; FGIC)                                                         2,000,000                2,190,740

   (Department of Health):

      5.50%, 7/1/2005                                                                         1,000,000                1,067,520

      6%, 7/1/2005                                                                            2,500,000                2,724,875

      6%, 7/1/2006                                                                            2,350,000                2,602,037

   (FFT Senior Communities Inc.)
      5.70%, 5/13/2005 (LOC; KBC Bank, N.V.)                                                  2,100,000                2,212,119

   Lease (Court Facilities--Westchester County)
      5%, 8/1/2010                                                                            5,570,000                6,009,807

   (Municipal Health Facilities Improvement Program)
      5.50%, 1/15/2013                                                                        1,350,000                1,489,725

   (Manhattan College):

      5.50%, 7/1/2012                                                                         1,450,000                1,600,901

      5.50%, 7/1/2013                                                                         2,605,000                2,862,218

   (Mental Health Services Facilities) 6%, 8/15/2006                                          3,320,000                3,686,262

   (NYSARC Inc.):

      5%, 7/1/2012 (Insured; FSA)                                                             1,100,000                1,191,872

      5%, 7/1/2013 (Insured; FSA)                                                             1,870,000                2,009,165

   (Park Ridge Housing Inc.) 6.125% 8/1/2015                                                  2,875,000                3,161,120

   (Saint Barnabas) 5.25%, 8/1/2015 (Insured; AMBAC)                                          2,135,000  (d)           2,277,447

   (School Districts Financing Program)

      5.25%, 4/1/2012 (Insured MBIA)                                                          5,470,000                6,022,798


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Dormitory Authority, Revenue (continued):

  (Schools Program):

      5.25%, 7/1/2010 (Insured; MBIA)                                                         1,670,000                1,835,246

      5.25%, 7/1/2011                                                                         1,435,000                1,538,220

   Secured Hospital (Interfaith Medical Center)

      5.375%, 2/15/2012 (Insured; MBIA)                                                       3,340,000                3,637,995

   (State Service Contract--Albany County):

      5.10%, 4/1/2010                                                                         2,310,000                2,430,051

      5.25%, 4/1/2011                                                                         1,210,000                1,269,750

   (State University Educational Facility):

      5.25%, 5/15/2013 (Insured; FGIC)                                                        2,500,000                2,750,350

      5.75%, 5/15/2015 (Insured; FSA)
         (Prerefunded 5/15/2010)                                                              2,000,000  (a)           2,310,800

New York State Environmental Facilities Corp.:

  PCR

    (State Water Revolving Fund)

      6.35%, 6/15/2006 (Prerefunded 6/15/2004)                                                1,195,000  (a)           1,297,495

   SWDR

      (Waste Management Project) 4%, 5/1/2004                                                 5,000,000                5,007,400

New York State Housing Finance Agency, Revenue:

  (Housing Mortgage Project)

      5.875%, 11/1/2010 (Insured; FSA)                                                        3,930,000                4,200,895

   (Service Contract Obligation):

      5.25%, 3/15/2011                                                                        3,465,000                3,677,404

      5.25%, 9/15/2011                                                                        3,610,000                3,829,524

      5.875%, 9/15/2014 (Prerefunded 9/15/2003)                                                 510,000  (a)             538,121

New York State Medical Care Facilities Finance Agency,
   Revenue (Hospital and Nursing Home)
   5.875%, 2/15/2008 (Insured; FHA)                                                           1,800,000                1,851,804

New York State Power Authority, Revenue

   5%, 11/15/2017                                                                             3,000,000                3,098,610

New York State Thruway Authority:

  (Highway and Bridge Trust Fund):

      5.25%, 4/1/2010 (Insured; FGIC)                                                         4,750,000                5,218,540

      5.25%, 4/1/2014 (Insured; FGIC)                                                         4,425,000                4,698,465

      5.125%, 4/1/2015 (Insured; MBIA)                                                        2,500,000                2,644,300

      5.75%, 4/1/2016 (Insured; FGIC)                                                         2,000,000                2,201,340

      5.25%, 4/1/2018 (Insured; FSA)                                                          3,500,000                3,672,270

   Service Contract Revenue (Local Highway and Bridge)

      5.625%, 4/1/2007                                                                        3,315,000                3,657,771

New York State Urban Development Corp:

  Correctional and Youth Facilities Service Contract, Revenue

      5%, 1/1/2011                                                                            5,000,000                5,221,150

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Urban Development Corp (continued):

  (Onondaga County Convention Project):

      6.25%, 1/1/2007                                                                         1,725,000                1,914,388

      6.25%, 1/1/2008                                                                         1,830,000                2,014,336

      6.25%, 1/1/2009                                                                         1,950,000                2,131,935

      6.25%, 1/1/2010                                                                         2,065,000                2,241,826

Niagara Falls, City School District, COP,

  High School Facility

   5.625%, 6/15/2013 (Insured; MBIA)                                                          2,045,000                2,316,331

Onondaga County Industrial Development Agency, PCR

   (Anheuser-Busch Co. Inc. Project) 6.625%, 8/1/2006                                         4,000,000                4,500,120

Orange County Industrial Development Agency,

  Life Care Community Revenue
    (The Glen Arden Inc. Project):

         5%, 1/1/2003                                                                           220,000                  220,196

         5.10%, 1/1/2004                                                                        425,000                  429,781

         5.20%, 1/1/2005                                                                        225,000                  228,861

         5.30%, 1/1/2006                                                                        250,000                  253,997

         5.35%, 1/1/2007                                                                        225,000                  227,621

Peru Central School District, Clinton County:

   4.40%, 6/15/2015 (Insured; FGIC)                                                             750,000                  753,300

   4.625%, 6/15/2016 (Insured; FGIC)                                                            850,000                  862,435

   4.70%, 6/15/2017 (Insured; FGIC)                                                             755,000                  764,551

Port Byron Central School District, Cayuga County:

   4.20%, 6/15/2016 (Insured; FSA)                                                              155,000                  150,579

   4.25%, 6/15/2017 (Insured; FSA)                                                              240,000                  231,283

Rensselaer Industrial Development Agency,
   IDR (Albany International Corp.)

   7.55%, 6/1/2007 (LOC; Fleet Trust Co.)                                                     2,000,000                2,334,920

Scotia Housing Authority, Revenue

  (Coburg Village, Inc. Project):

      5.20%, 1/1/2003                                                                           145,000  (e)              98,585

      5.30%, 7/1/2003                                                                           150,000  (e)             101,985

      5.30%, 1/1/2004                                                                           155,000  (e)             105,385

      5.35%, 7/1/2004                                                                           155,000  (e)             105,385

      5.35%, 1/1/2005                                                                           160,000  (e)             108,784

      5.40%, 7/1/2005                                                                           165,000  (e)             112,184

      5.40%, 1/1/2006                                                                           170,000  (e)             115,583

      5.45%, 7/1/2006                                                                           175,000  (e)             118,983

      5.45%, 1/1/2007                                                                           180,000  (e)             122,382

      5.50%, 7/1/2007                                                                           185,000  (e)             125,782

      5.50%, 1/1/2008                                                                           190,000  (e)             129,181

      5.55%, 7/1/2008                                                                           195,000  (e)             132,581


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

Suffolk County Industrial Development Agency:

   IDR (Nissequogue Cogen Partners Facility)
      4.875%, 1/1/2008                                                                        3,530,000                3,602,330

   Solid Waste Disposal Facility Revenue:

      9.71%, 10/1/2004 (Insured; AMBAC)                                                       4,270,000  (b,c)         4,839,447

      9.92%, 10/1/2005                                                                        4,590,000  (b,c)         5,430,154

Suffolk County Judicial Facilities Agency,

  Service Agreement Revenue

   (John P Cohalan Complex)
   5%, 4/15/2016 (Insured; AMBAC)                                                             2,720,000                2,830,214

Triborough Bridge & Tunnel Authority:

  General Purpose Revenue:

      5%, 11/15/2011                                                                          3,920,000                4,254,219

      5.25%, 11/15/2014                                                                       3,500,000                3,827,180

   Special Obligation 5.125%, 1/1/2015
      (Insured; MBIA) (Prerefunded 1/1/2014)                                                  3,000,000  (a)           3,281,490

TSASC Inc.,Tobacco Flexible Amortization Bonds:

   5.25%, 7/15/2011                                                                           1,675,000                1,774,361

   6%, 7/15/2018                                                                              1,670,000                1,753,667

United Nations Development Corp. (Senior Lien):

   5.30%, 7/1/2010                                                                            1,175,000                1,176,199

   5.30%, 7/1/2011                                                                              910,000                  910,801

Westchester County Industrial Development Agency, RRR:

   Equity (Westchester Resco Co. Project)
      5.50%, 7/1/2009                                                                         2,650,000                2,676,474

   (Resco Co. Project)
      5.50%, 7/1/2006 (Insured; AMBAC)                                                        2,850,000                3,004,898

   (Westchester Resco Co. Project)
      5.125%, 7/1/2006 (Insured; AMBAC)                                                       1,000,000                1,079,010

Yonkers, GO:

   4.10%, 7/1/2012 (Insured; MBIA)                                                            1,125,000                1,139,321

   4.30%, 7/1/2013 (Insured; MBIA)                                                            1,170,000                1,190,686

   5.25%, 12/1/2015 (Insured; AMBAC)                                                          2,110,000                2,235,334

U.S. RELATED--8.5%

Children's Trust Fund of Puerto Rico,
  Tobacco Settlement Revenue Asset Backed Bonds:

      5.75%, 7/1/2012 (Prerefunded 7/1/2010)                                                  2,000,000  (a)           2,298,280

      5.75%, 7/1/2013 (Prerefunded 7/1/2010)                                                  3,000,000  (a)           3,447,420

Commonwealth of Puerto Rico:

   5.375%, 7/1/2005 (Escrowed To Maturity)                                                      175,000                  190,173

   5.375%, 7/1/2005                                                                           2,075,000                2,241,768

   Public Improvement 5.50%, 7/1/2013 (Insured; FSA)                                          2,500,000                2,838,375

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. RELATED (CONTINUED)

Puerto Rico Electric Power Authority, Power Revenue

   5.75%, 7/1/2016 (Insured; FSA)
   (Prerefunded 7/1/2010)                                                                     3,000,000  (a)           3,477,030

Puerto Rico Public Buildings Authority, Revenue

   (Government Facilities) 5.50%, 7/1/2010                                                    4,000,000                4,432,000

Puerto Rico Telephone Authority, Revenue

   8.898%, 1/25/2007 (Insured; MBIA)                                                          3,925,000  (b,c)         4,069,636

Virgin Islands Public Finance Authority, Revenue

   Fund Loan Notes, Senior Lien 5.50%, 10/1/2004                                              3,000,000                3,162,060

Virgin Islands Water and Power Authority, Electric System:

   5.125%, 7/1/2004                                                                           1,455,000                1,512,021

   5.125%, 7/1/2011                                                                           4,230,000                4,444,630
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $351,736,306)                                                             97.6%              368,079,635

CASH AND RECEIVABLES (NET)                                                                         2.4%                8,973,710

NET ASSETS                                                                                       100.0%              377,053,345




Summary of Abbreviations

AMBAC                     American Municipal Bond
                          Assurance Corporation

COP                       Certificate of Participation

FGIC                      Financial Guaranty Insurance
                          Company

FHA                       Federal Housing Administration

FSA                       Financial Security Assurance

GO                        General Obligation

IDR                       Industrial Development Revenue

LOC                       Letter of Credit

MBIA                      Municipal Bond Investors
                          Assurance Insurance
                          Corporation

PCR                       Pollution Control Revenue

RRR                       Resources Recovery Revenue

SWDR                      Solid Waste Disposal Revenue

Summary of Combined Ratings (Unaudited)



Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                              Aaa                             AAA                                              46.8

AA                               Aa                              AA                                               31.9

A                                A                               A                                                10.2

BBB                              Baa                             BBB                                               5.7

F1                               MIG1/P1                         SP1/A1                                            1.3

Not Rated (f)                    Not Rated (f)                   Not Rated (f)                                     4.1

                                                                                                                 100.0



(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING DATE.

(B)  INVERSE   FLOATER   SECURITY--THE   INTEREST  RATE  IS  SUBJECT  TO  CHANGE
     PERIODICALLY.

(C) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT NOVEMBER 30, 2002, THESE SECURITIES AMOUNTED TO $20,548,537 OR 5.4% OF NET ASSETS.

(D)  PURCHASED ON A DELAYED DELIVERY BASIS.

(E)  NON-INCOME PRODUCING SECURITY--INTEREST PAYMENTS IN DEFAULT.

(F) SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S, HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           351,736,306   368,079,635

Receivable for investment securities sold                             8,981,105

Interest receivable                                                   5,522,771

Receivable for shares of Beneficial Interest subscribed                     100

Prepaid expenses                                                          8,809

                                                                    382,592,420
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           238,071

Cash overdraft due to Custodian                                       2,616,574

Payable for investment securities purchased                           2,288,910

Payable for shares of Beneficial Interest redeemed                      333,604

Accrued expenses and other liabilities                                   61,916

                                                                      5,539,075
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      377,053,345
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     357,132,456

Accumulated undistributed investment income--net                        150,643

Accumulated net realized gain (loss) on investments                   3,426,917

Accumulated net unrealized appreciation
  (depreciation) on investments                                      16,343,329
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      377,053,345
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized) 20,218,242

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   18.65

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended November 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      9,157,795

EXPENSES:

Management fee--Note 3(a)                                            1,161,045

Distribution fees and prospectus--Note 3(b)                            484,850

Shareholder servicing costs--Note 3(b)                                  76,698

Custodian fees                                                          21,113

Professional fees                                                       17,147

Trustees' fees and expenses--Note 3(c)                                  14,646

Shareholders' reports--Note 3(b)                                        10,017

Registration fees                                                        6,924

Loan commitment fees--Note 2                                             1,760

Miscellaneous                                                           16,830

TOTAL EXPENSES                                                       1,811,030

Less--reduction in management fee due to
  undertaking--Note 3(a)                                             (261,210)

NET EXPENSES                                                         1,549,820

INVESTMENT INCOME--NET                                               7,607,975
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              2,304,104

Net unrealized appreciation (depreciation) on investments              714,100

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               3,018,204

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                10,626,179

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        November 30, 2002           Year Ended
                                              (Unaudited)         May 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          7,607,975           15,149,641

Net realized gain (loss) on investments         2,304,104            1,667,336

Net unrealized appreciation
   (depreciation) on investments                  714,100            1,699,091

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   10,626,179           18,516,068
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (7,550,493)         (15,093,132)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  45,366,709          79,874,355

Dividends reinvested                            5,909,979          11,964,177

Cost of shares redeemed                       (50,919,234)        (65,201,970)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS          357,454          26,636,562

TOTAL INCREASE (DECREASE) IN NET ASSETS         3,433,140          30,059,498
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           373,620,205          343,560,707

END OF PERIOD                                 377,053,345          373,620,205

Undistributed investment income--net              150,643                 --
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     2,417,900           4,322,327

Shares issued for dividends reinvested            314,031             646,450

Shares redeemed                               (2,711,220)          (3,527,026)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      20,711            1,441,751

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                          Six Months Ended
                                         November 30, 2002                                       Year Ended May 31,
                                                                    ----------------------------------------------------------------

                                                (Unaudited)         2002(a)          2001          2000          1999       1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               18.50         18.32            17.22         18.31          18.62      18.06

Investment Operations:

Investment income--net                                 .37(b)        .79(b)           .80           .81            .80        .82

Net realized and unrealized
   gain (loss) on investments                          .15           .18             1.10          (.97)          (.10)       .65

Total from Investment Operations                       .52           .97             1.90          (.16)           .70       1.47

Distributions:

Dividends from
   investment income--net                             (.37)         (.79)            (.80)         (.81)          (.80)      (.82)

Dividends from net realized
   gain on investments                                  --            --             (.00)(c)      (.12)          (.21)      (.09)

Total Distributions                                   (.37)         (.79)            (.80)         (.93)         (1.01)      (.91)

Net asset value, end of period                       18.65         18.50            18.32         17.22          18.31      18.62
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      2.80(d)       5.37            11.21          (.89)          3.75       8.25
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                               .80(e)        .80              .80           .80            .80        .80

Ratio of net investment income
   to average net assets                              3.93(e)       4.27             4.43          4.53           4.28       4.44

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                             .13(e)        .14              .15           .15            .14        .15

Portfolio Turnover Rate                              12.72(d)      21.33            15.45         36.07          33.08      42.40
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     377,053       373,620          343,561       300,629        366,526    365,481



(A) AS REQUIRED, EFFECTIVE JUNE 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PERMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED MAY 31, 2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS BY LESS THAN $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 4.26% TO 4.27%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JUNE 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus New York Tax Exempt Intermediate Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from federal, New York state and New York city income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgement of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on invest-

ments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The tax character of distributions paid to shareholders during the fiscal year ended May 31, 2002 was as follows: tax exempt income $15,093,132. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees

                                                                       The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended November 30, 2002, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions with Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 11_2% of the value of the fund's average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. The Manager had undertaken from June 1, 2002 to November 30, 2002 to reduce the management fee paid by the fund, to the extent that if the fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of .80 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $261,210 during the period ended November 30, 2002.

(B) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund pays the Distributor for distributing the fund's shares, servicing shareholder accounts and for advertising and marketing relating to the fund. The Plan provides for payments to be made at an annual aggregate rate of ..25 of 1% of the value of the fund's average daily net assets. The Distributor determines the amounts, if any, to be paid to Service Agents (a securities dealer, financial institution or other industry professional) under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund' s prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the value of the fund' s average daily net assets for any full fiscal year. During the period ended November 30, 2002, the fund was charged $484,850 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 2002, the fund was charged $51,284 pursuant to the transfer agency agreement.

(C) Each trustee who is not an "affiliated person" as defined in the Act, receives from the fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund' s exchange privilege. During the period ended November 30, 2002, redemption fees charged and retained by the fund amounted to $10,126.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2002, amounted to
$79,901,136    and    $46,597,670,    respectively.

At November 30, 2002, accumulated net unrealized appreciation on investments was
$16,343,329,   consisting  of  $19,025,199  gross  unrealized  appreciation  and
$2,681,870 gross unrealized depreciation.

At November 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

                                                           For More Information

                        Dreyfus New York
                        Tax Exempt Intermediate
                        Bond Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

 To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  705SA1102